Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into this 15th day of January, 2015, by and among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“Parent”), ISA INDIANA, INC., an Indiana corporation (“ISA Inc.”), ISA LOGISTICS LLC, a Kentucky limited liability company (“ISA Logistics”; and, together with Parent and ISA Inc., “Borrowers”), ISA REAL ESTATE, LLC, a Kentucky limited liability company (“ISA Real Estate”), ISA INDIANA REAL ESTATE, LLC, a Kentucky limited liability company (“Indiana Real Estate”), WESSCO, LLC, a Delaware limited liability company (“WESSCO”), 7021 GRADE LANE LLC, a Kentucky limited liability company (“7021 Grade”), 7124 GRADE LANE LLC, a Kentucky limited liability company (“7124 Grade”), 7200 GRADE LANE LLC, a Kentucky limited liability company (“7200 Grade”; and, together with ISA Real Estate, Indiana Real Estate, WESSCO, 7021 Grade, and 7124 Grade, “Guarantors”; and, together with Borrowers, “Loan Parties”), each with their chief executive office and principal place of business at 7100 Grade Lane, Louisville, Kentucky 40213, and WELLS FARGO BANK, NATIONAL ASSOCIATION (hereinafter referred to as “Lender”) with an office at 1100 Abernathy Road NE, Suite 1600, Atlanta, Georgia 30328.

Recitals:

Lender, Borrowers and Guarantors are parties to a certain Credit Agreement dated as of June 13, 2014 (as at any time amended, restated, modified or supplemented, the “Credit Agreement”) pursuant to which Lender has made certain revolving credit loans and other financial accommodations to Borrowers.

The parties desire to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Definitions.  Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 By deleting Section 5.2(c) of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

(c) Indebtedness of WESSCO under the BoK Facility existing as of the First Amendment Date (less any principal payments on account of the BoK Facility after the First Amendment Date);

(b)                                 By deleting Section 5.3(g) of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

(g) sell, lease, transfer or otherwise dispose of any of any Loan Party’s assets (including, without limitation, any transfer of asset by any Loan Party to, or for the benefit of, WESSCO), except for the sale of Inventory in the ordinary course of its business and except for the sale of the real property located at 1565 East 4th Street, Seymour, Indiana, so long as (i) such sale is consummated pursuant to the purchase documentation delivered to Lender on or prior to the Closing Date, including that certain letter agreement dated the Closing Date by and among Indiana Real Estate, K & R LLC and Lender, and (ii) the full purchase price for such real property, which is expected to be approximately $840,000, is remitted directly to Borrowers at a deposit account maintained with Lender (or, if required by Lender, to a collections account of the Loan Parties maintained by Lender for application to the Obligations);

(c)                                  By deleting Section 5.4 of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

SECTION 5.4    GUARANTIES.  Guarantee or become liable in any way as surety, endorser, accommodation endorser or otherwise for any liabilities or obligations of any other Person, except for guarantees by Parent of the BoK Facility existing as of the First Amendment Date that are secured only by the assignment of the Parent-WESSCO Note by WESSCO to The Bank of Kentucky.

(d)                                 By deleting from Section 7.1 of the Credit Agreement in their entireties the definitions of “BoK Collateral Account”, “BoK Facility” and “BoK Subordination Agreement” and by substituting in lieu thereof the following new definitions, respectively:

“BoK Collateral Account” means that certain deposit account (number xxxx040) owned by WESSCO and maintained with The Bank of Kentucky which, pursuant to the BoK Facility, holds certain cash collateral securing the BoK Facility pursuant to the terms thereof as in existence on the First Amendment Date.

“BoK Facility” means, collectively, (a) the loans extended by The Bank of Kentucky to WESSCO in the aggregate principal amount of $5,000,000, as evidenced by (i) that certain Promissory Note dated as of October 15, 2013 and made by WESSCO in favor of The Bank of Kentucky in the principal amount of $3,000,000, (ii) that certain Promissory Note dated as of October 15, 2013 and made by WESSCO in favor of The Bank of Kentucky in the principal amount of $1,000,000 and (iii) that certain Promissory Note dated the First Amendment Date and made by WESSCO in favor of The Bank of Kentucky in the principal amount of $1,000,000 and (b) the Hedge Agreement entered into between WESSCO and The Bank of Kentucky as existing on the Closing Date and evidenced by that certain Confirmation dated October 17, 2013 by and between WESSCO and The Bank of Kentucky.

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“BoK Subordination Agreement” means that certain Amended and Restated Subordination Agreement dated the First Amendment Date among The Bank of Kentucky, Lender and WESSCO.

(e)                                  By adding to Section 7.1 of the Credit Agreement, in appropriate alphabetical sequence, the following new definition:

“First Amendment Date” means January 15, 2015.

3.                                      Ratification and Reaffirmation.  Each Loan Party hereby ratifies and reaffirms the Obligations, all liens and security interested heretofor granted to Lender, each of the Loan Documents, and all of such Loan Party’s covenants, duties, indebtedness and liabilities under the Loan Documents.  Without limiting the generality of the foregoing, the Guarantors consent to, accept and agree to be bound by the terms of this Amendment, consent to Borrowers’ execution and delivery hereof and of the other documents, instruments or agreements to be executed and delivered pursuant hereto, and affirm that nothing contained therein shall modify in any respect whatsoever any Guarantor’s respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

4.                                      Acknowledgments and Stipulations.  Each Loan Party acknowledges and stipulates that each of the Loan Documents executed by the Loan Parties creates legal, valid and binding obligations of each Loan Party that are enforceable against them in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby knowingly and voluntarily waived by each Loan Party); the security interests and liens granted by Loan Parties in favor of Lender are duly perfected, first priority security interests and liens (other than Liens on assets of WESSCO securing the BoK Facility); and, as of the close of business on January 15, 2015, the unpaid principal amount of the Advances totaled $10,316,594, and the unpaid principal amount of the Term Loan totaled $2,520,000.

5.                                      Representations and Warranties.  Each Loan Party represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of the Loan Parties and this Amendment has been duly executed and delivered by the Loan Parties; and all of the representations and warranties made by the Loan Parties in the Loan Documents are true and correct on and as of the date hereof.

6.                                      Reference to Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

7.                                      Breach of Amendment.  This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8.                                      Conditions Precedent.  The effectiveness of the amendments contained in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by Lender:

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(a)                                 Lender shall have received an officer’s certificate in the form attached to this Amendment, certifying as to the effectiveness and form of certain documents entered into in connection with the BoK Facility on or about the date hereof;

(b)                                 Lender shall have entered into a duly executed amended and restated subordination agreement with The Bank of Kentucky;

(c)                                  Lender shall have received duly executed certificates of authority from the Loan Parties and a supplemental incumbency certificate in the forms attached to this Amendment; and

(d)                                 Lender shall have received duly executed out-of-state affidavits with respect to the execution and delivery of documents in connection with this Amendment.

9.                                      Expenses of Lender.  Borrowers agree to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel and any taxes (including, without limitation, Florida documentary stamp taxes), filing fees and other expenses associated with or incurred in connection with the execution, delivery or filing of any instrument or agreement referred to herein or contemplated hereby.

10.                               Release of Claims.  To induce Lender to enter into this Amendment, each Loan Party hereby RELEASES, ACQUITS AND FOREVER DISCHARGES Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Loan Party now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Such Loan Party represents and warrants to Lender that such Loan Party has not transferred or assigned to any Person any claim that such  Loan Party ever had or claimed to have against Lender.

11.                               Effectiveness; Governing Law.  This Amendment shall be effective upon acceptance by Lender (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the Commonwealth of Kentucky.

12.                               No Novation, etc.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect.  This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

13.                               Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

14.                               Further Assurances. The Loan Parties agree to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

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15.                               Miscellaneous.  This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto. This Amendment expresses the entire understanding of the parties with respect to the subject matter hereof and may not be amended except in a writing signed by the parties.

16.                               Waiver of Jury Trial.  To the fullest extent permitted by applicable law, each party hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Remainder of page intentionally left blank;

signatures appear on the following pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

INDUSTRIAL SERVICES OF AMERICA, INC.
ISA INDIANA, INC.

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Chief Financial Officer

ISA LOGISTICS LLC

By:	Industrial Services of America, Inc., its Sole
Member

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Chief Financial Officer

GUARANTORS:

WESSCO, LLC

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Chief Financial Officer

ISA REAL ESTATE, LLC
ISA INDIANA REAL ESTATE, LLC
7021 GRADE LANE LLC
7124 GRADE LANE LLC
7200 GRADE LANE LLC

By:	Algar, Inc., their Manager

By:	/s/ Sean Garber
Name:	Sean Garber
Title:	President

Accepted as of the date first written above:

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph L. White
Name:	Joseph L. White
Title:	Vice President

CERTIFICATE OF AUTHORITY

(BORROWERS AND WESSCO)

I, Todd Phillips, DO HEREBY CERTIFY, that I am the Chief Financial Officer of INDUSTRIAL SERVICES OF AMERICA, INC., a corporation duly organized and existing under and by virtue of the laws of the State of Florida (“Parent”), and of ISA INDIANA, INC., a corporation duly organized and existing under and by virtue of the laws of the State of Indiana (“ISA Inc.”), and am keeper of the records and seal thereof; that Parent is the sole member of ISA LOGISTICS LLC, a limited liability company duly organized and existing under and by virtue of the laws of the Commonwealth of Kentucky (“ISA Logistics”); that Parent is the manager of WESSCO, LLC, a Delaware limited liability company (“WESSCO”; and, together with Parent, ISA Inc. and ISA Logistics, the “Companies”); that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous written action of the Boards of Directors of Parent and ISA Inc. effective as of date of the Amendment referred to below; and that said resolutions are still in full force and effect:

RESOLVED, that the Chief Financial Officer and the President of Parent,  ISA Inc. and WESSCO each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers) to take, from time to time, all or any part of the following actions on or in behalf of the Companies, including as officers of Parent as sole member of ISA Logistics on behalf of ISA Logistics: (i) to make, execute and deliver to Wells Fargo Bank, National Association (“Lender”) (a) a First Amendment to Credit Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Credit Agreement dated as of June 13, 2014 among the Companies, the other parties thereto and Lender (as at any time amended, restated, modified or supplemented, the “Credit Agreement”), and (b) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Companies in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Companies, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing among the Companies and Lender.

RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Sean Garber, Todd Phillips, any other officer or director of the Companies (including of Parent as sole member of ISA Logistics), or by an employee of the Companies acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

RESOLVED, that the Credit Agreement and each amendment to the Credit Agreement heretofore executed by any officer or director of the Companies (including of Parent as sole member of ISA Logistics) and any actions taken under the Credit Agreement as thereby amended are hereby ratified and approved.

I DO FURTHER CERTIFY that there have been no changes to the organizational documents of the Companies since last certified to Lender on June 13, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand on behalf of the Companies.

/s/ Todd Phillips
Todd Phillips, Chief Financial Officer

I, Sean Garber, President of Parent, ISA Inc. and WESSCO, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Boards of Directors of the Parent (for itself and as sole member of ISA Logistics) and ISA Inc. or equivalent governing body of WESSCO and that Todd Phillips is the Chief Financial Officer of Parent, ISA Inc.  and WESSCO and is duly authorized to attest to the passage of said resolutions.

/s/ Sean Garber
Sean Garber, President

CERTIFICATE OF AUTHORITY

(OTHER GUARANTORS)

I, Sean Garber, DO HEREBY CERTIFY, that I am the President of Algar, Inc., the manager of each of the following limited liability companies duly organized and existing under and by virtue of the laws of the Commonwealth of Kentucky (the “Companies”): ISA REAL ESTATE, LLC, ISA INDIANA REAL ESTATE, LLC, 7021 GRADE LANE LLC, 7124 GRADE LANE LLC and 7200 GRADE LANE LLC; and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous written action of the manager of the Companies effective as of the date of the Amendment referred to below; and that said resolutions are still in full force and effect:

RESOLVED, that the President of Algar, Inc., as manager of each Company, and the Chief Financial Officer of INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“Parent”), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Companies) to take, from time to time, all or any part of the following actions on or in behalf of the Companies: (i) to make, execute and deliver to Wells Fargo Bank, National Association (“Lender”) (a) a First Amendment to Credit Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Credit  Agreement dated as of June 13, 2014 among the Companies, the other parties thereto and Lender (as at any time amended, restated, modified or supplemented, the “Credit Agreement”), and (b) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Companies in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or manager of the Companies, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Companies and Lender.

RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Sean Garber, Todd Phillips, any other officer or manager of the Companies, or by an employee of the Companies acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

RESOLVED, that the Credit Agreement and each amendment to the Credit Agreement heretofore executed by any officer or director of the Company and any actions taken under the Credit Agreement as thereby amended are hereby ratified and approved.

I DO FURTHER CERTIFY that there have been no changes to the organizational documents of the Companies since last certified to Lender on June 13, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand on behalf of the Companies.

/s/ Sean Garber
Sean Garber, President of Algar, Inc.,
the manager of the Companies

I, Todd Phillips, am Chief Financial Officer of Parent and am a duly authorized agent of the Companies, and do hereby certify that the foregoing is a correct copy of the resolutions passed by the manager of the Companies and that Sean Garber is the President of the manager of the Companies and is duly authorized to attest to the passage of said resolutions.

/s/ Todd Phillips
Todd Phillips, Chief Financial Officer

SUPPLEMENTAL INCUMBENCY CERTIFICATE

January 15, 2015

Reference is made to that certain Credit Agreement dated as of June 13, 2014 (as at any time amended, restated, modified or supplemented, the “Credit Agreement”) by and among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“Parent”), ISA INDIANA, INC., an Indiana corporation (“ISA Inc.”), ISA LOGISTICS LLC, a Kentucky limited liability company (“ISA Logistics”; and, together with Parent and ISA Inc., “Borrowers”), ISA REAL ESTATE, LLC, a Kentucky limited liability company (“ISA Real Estate”), ISA INDIANA REAL ESTATE, LLC, a Kentucky limited liability company (“Indiana Real Estate”), WESSCO, LLC, a Delaware limited liability company (“WESSCO”), 7021 GRADE LANE LLC, a Kentucky limited liability company (“7021 Grade”), 7124 GRADE LANE LLC, a Kentucky limited liability company (“7124 Grade”), 7200 GRADE LANE LLC, a Kentucky limited liability company (“7200 Grade”; and, together with ISA Real Estate, Indiana Real Estate, WESSCO, 7021 Grade, and 7124 Grade, “Guarantors”; and, together with Borrowers, “Loan Parties”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Lender”).

The undersigned, being an officer and authorized representative of Parent, ISA Inc. and WESSCO, does hereby certify to Lender, as follows:

1.                                      That the undersigned holds the office with respect to one or more of the Loan Parties as set forth on the signature page below.

2.                                      That set forth below are the names and true signatures of (a) Sean Garber, the President of each of Parent, ISA Inc. and WESSCO and (b) Todd Phillips, Chief Financial Officer of each of Parent, ISA Inc. and WESSCO:

Name	Title	Signature

Sean Garber	President of each of Parent, ISA Inc. and WESSCO	/s/ Sean Garber

Todd Phillips	Chief Financial Officer of each of Parent, ISA Inc. and WESSCO	/s/ Todd Phillips

3.                                      That Sean Garber and Todd Phillips are duly authorized and qualified by and on behalf of Parent, ISA Inc. and WESSCO (including on behalf of Parent as sole member of ISA Logistics) to (a) execute and deliver to Lender any Loan Documents (and amendments, supplements, restatements or other modifications to same), borrowing base certificates, compliance and other certificates, notices, financial reports, and other financial and other documents required or permitted to be delivered by Loan Parties under the Credit Agreement, and (b) request Advances and authorize any other actions required or permitted to be taken by the Loan Parties.

4.                                      The undersigned, on behalf of each Borrower, hereby ratify any Advance requests, Loan Documents, borrowing base certificates, compliance and other certificates, notices, financial reports, and other financial and other documents required or permitted to be delivered by Loan Parties under the Credit Agreement, to the extent any of the same were executed or delivered by Sean Garber or Todd Phillips on behalf of any Loan Party prior to the date hereof.

5.                                      Capitalized terms not otherwise defined in this Certificate shall have the meanings ascribed to such terms under the Credit Agreement.

IN WITNESS WHEREOF, we have hereunto set our hands on the date first written above.

/s/ Alan Schroering
Alan Schroering, Vice President of Finance of each of Parent, ISA Inc. and WESSCO

OFFICER’S CERTIFICATE

(FIRST AMENDMENT TO CREDIT AGREEMENT)

January 15, 2015

Reference is made to the First Amendment to Credit Agreement dated the date hereof (the “Amendment”) among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“Parent”), ISA INDIANA, INC., an Indiana corporation (“ISA Inc.”), ISA LOGISTICS LLC, a Kentucky limited liability company (“ISA Logistics”; and, together with Parent and ISA Inc., “Borrowers”), ISA REAL ESTATE, LLC, a Kentucky limited liability company (“ISA Real Estate”), ISA INDIANA REAL ESTATE, LLC, a Kentucky limited liability company (“Indiana Real Estate”), WESSCO, LLC, a Delaware limited liability company (“WESSCO”), 7021 GRADE LANE LLC, a Kentucky limited liability company (“7021 Grade”), 7124 GRADE LANE LLC, a Kentucky limited liability company (“7124 Grade”), 7200 GRADE LANE LLC, a Kentucky limited liability company (“7200 Grade”; and, together with ISA Real Estate, Indiana Real Estate, WESSCO, 7021 Grade, and 7124 Grade, “Guarantors”; and, together with Borrowers, “Loan Parties”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).

The undersigned, being the President of Parent hereby gives this Officer’s Certificate on behalf of all of the Loan Parties to Lender in order to induce Lender to enter into the Amendment.

The undersigned hereby certifies to Lender that:

1.              Attached hereto as Exhibit A are true, correct and complete copies of all of the BoK Facility documents being entered into on or about the date hereof, together with all amendments or other modifications thereto (the “New BoK Documents”), and nothing contained therein conflicts with or violates the terms in any of the Loan Documents, as amended by the Amendment;

2.              Except for those documents previously certified to Lender on June 13, 2014 and those documents attached hereto as Exhibit A, there are no other documents evidencing or modifying the terms of the BoK Facility as of the date hereof;

3.              Upon the effectiveness of the Amendment, the New BoK Documents will be effective in accordance with their terms, as disclosed to Lender;

4.              Nothing contained in the New BoK Documents or the other documents evidencing the BoK Facility conflicts with or violates any applicable law or the terms of any Material Contract binding upon any Loan Party or its assets; and

5.              The New BoK Documents have been authorized and approved by all necessary company or corporate action of the Loan Parties and have been duly executed and delivered.

Capitalized terms used but not defined herein shall have the meanings attributable to such terms under in the Amendment.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate as of the date first written above.

/s/ Sean Garber
Sean Garber, President

Exhibit A

New BoK Documents

(attached)